UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-179

Central Securities Corporation

(Name of registrant as specified in charter)

630 Fifth Avenue, Suite 820, New York, New York 10111

(Address of principal executive offices)

Marlene A. Krumholz

Central Securities Corporation

630 Fifth Avenue

Suite 820

New York, New York 10111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-698-2020

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1(a). Reports to Stockholders.

CENTRAL SECURITIES CORPORATION

NINETY-THIRD ANNUAL REPORT

2021

[2]

SIGNS OF THE TIMES

“In much of Europe and East Asia, you can go for weeks without touching paper money or coins. In 2013, a bank robber in Sweden was thwarted because the bank he targeted didn’t have any money to steal – the branch was a ‘cashless’ location.…

“The trend is the same, though not as advanced, in the United States. The share of Americans preferring to pay with cash fell to 18 percent in 2020 from 27 percent in 2016, according to a Federal Reserve survey, a trend accelerated by the pandemic. Americans age 25 to 34 are less than half as likely to use cash as those 65 and older.…

“Dollar bills remain in favor mainly in countries with underdeveloped financial systems and shaky currencies, where American cash is a store of value. There are now more dollars circulating outside the United States than in it. Criminal enterprises also like to do business in large denomination bills because they’re harder to trace than money in, say, checking accounts. According to the Federal Reserve Bank of San Francisco, there have been more $100 bills than $1 bills in circulation worldwide since 2017.” (The New York Times, December 12, 2021)

“As the remains of Hurricane Ida swept over New York City, Central Park recorded 3.15 inches of rain in a single hour on Wednesday night, smashing the previous one-hour record of 1.94 inches set on Aug. 21 during Tropical Storm Henri. The sudden burst of rain paralyzed the city, with cascades of water pouring into subway stations and shutting down much of the system for hours.

“Across the continental United States, the heaviest downpours have become more frequent and severe in recent decades, according to the federal government’s National Climate Assessment. In the Northeast, the strongest 1 percent of storms now produce 55 percent more rainfall than they did in the middle of the 20th century.” (Brad Plumer, The New York Times, September 3, 2021)

“Last year, Norway reached a milestone. Only about 8 percent of new cars sold in the country ran purely on conventional gasoline or diesel fuel. Two-thirds of new cars sold were electric, and most of the rest were electric-and-gasoline hybrids.

“For years, Norway has been the world leader in shifting away from traditional cars, thanks to government benefits that made electric vehicles far more affordable.…

“Still, electric car enthusiasts are stunned by the speed at which the internal combustion engine has become an endangered species in Norway….Americans might view Norwegians as environmental die-hards who were eager to ditch gas cars….other transportation experts said that Norwegians started with much of the same electric vehicle skepticism as Americans. That changed because government policies that picked off the easier wins first and a growing number of appealing electric cars. Over time, that combination helped more Norwegians believe electric cars were for them.” (Shira Ovide, The New York Times, January 13, 2022)

“For much of the last century, the biggest auto companies depended on the prowess of their combustion engines. Mercedes-Benz and Daimler grew out of their early engine designs, while Volkswagen spent years using the slogan ‘the power of German engineering.’

“Chinese companies are now dominant in the production of batteries used in electric vehicles — with BYD being one of the most prominent. The question is whether they can translate their position in batteries into a significant share of the global car market.” (Henry Sanderson, Financial Times, October 7, 2021)

[3]

“Data from Johns Hopkins University... showed the U.S. has exceeded 800,000 Covid-19 fatalities, close to two years after the first deaths from the disease were recorded in the country in February 2020....

“About 64.8% of eligible Americans are fully vaccinated, according to data from the U.S. Centers for Disease Control and Prevention, including 70.4% of those aged 12 and older and 87.2% of those 65 and older. Vaccination rates vary widely across the U.S., with some communities reporting rates far above national totals and others far below them.” (Jennifer Calfas, The Wall Street Journal, December 14, 2021)

“This year’s bold career move is walking out the door. U.S. workers left their jobs nearly 20 million times between April and August this year, according to the latest federal data, a number more than 60% higher than the resignations handed in during the same period last year, and 12% above the spring and summer of 2019 when the job market was the hottest it had been in almost 50 years. The data doesn’t count retirements but includes people who have quit jobs for any number of reasons, such as taking a job elsewhere, going back to school, leaving to care for a family member or simply taking a break. The data also includes people who may have quit multiple times, for instance leaving a job on a college campus in May and then quitting a summer job in August.” (Kathryn Dill, The Wall Street Journal, October 15, 2021)

“People have been predicting the death of cable TV for a long time, but this really might be it. As recently as a decade ago, nearly all Americans — more than 85 percent of U.S. households — paid for packages of TV channels from cable or satellite companies. That started to decline haltingly at first and then far more quickly in the past few years.

“Now, the share of American homes that pay for conventional TV service is closing in on 50 percent, according to recent assessments from the investment analyst Craig Moffett and S&P Global Market Intelligence’s Kagan research group.

“For comparison, cellphones were around for decades before the percentage of Americans who didn’t have a landline telephone at home reached 50 percent, around 2017.” (Shira Ovide, The New York Times, January 6, 2022)

“Specialty funds aligned with environmental, social and governance (ESG) principles hit a record of $51.1 billion in new money in 2020, more than twice as much new money as flowed into such vehicles a year earlier, according to Morningstar... The number of sustainable funds, as defined by Morningstar, jumped more than 51% in the third quarter to 7,486 funds. ESG funds, which often include screening for climate risk, now represent about a quarter of all funds invested in U.S. stock and bond mutual funds...

“In contrast...fossil-fuel-company stocks have fallen out of favor. Even with $70 oil, oil and gas stocks barely make up 1% of the S&P 500, down from 4% a year ago and over 11% a decade ago. Oil’s poor showing has opened the industry to attacks from activist shareholders. The number of shareholder resolutions has been soaring in recent years, as activists demand planning for climate risks, approaches to methane leaks, and transparency on lobbying dollars.” (Amy Myers Jaffe, The Wall Street Journal, December 13, 2021)

“The past year was record-breaking for U.S. venture capital. In 2021, U.S. investments in venture capital exceeded $300 billion for the first time, nearly doubling 2020’s $166.6 billion figure….

“What’s really driving [this trend] is increased interest…from nontraditional investors — hedge funds, mutual funds, private equity funds, sovereign wealth funds…They just have an enormous amount of capital, much more than a traditional venture fund.” (Jessica Hamlin, Institutional Investor, January 6, 2022)

[4]

CENTRAL SECURITIES CORPORATION

(Organized on October 1, 1929 as an investment company, registered as such with the
Securities and Exchange Commission under the provisions of the Investment Company Act of 1940)

25-YEAR HISTORICAL DATA

		Per Share of Common Stock
		Net asset value	Source of dividends and distributions			Total dividends and distributions		Unrealized appreciation of investments at end of year
Year Ended December 31,	Total net assets		Ordinary income*	Long-term capital gains*
1996	$356,685,785	$25.64						$214,721,981
1997	434,423,053	29.97	$.34	$2.08		$2.42		273,760,444
1998	476,463,575	31.43	.29	1.65		1.94		301,750,135
1999	590,655,679	35.05	.26	2.34		2.60		394,282,360
2000	596,289,086	32.94	.32	4.03		4.35		363,263,634
2001	539,839,060	28.54	.22	1.58	**	1.80	**	304,887,640
2002	361,942,568	18.72	.14	1.11		1.25		119,501,484
2003	478,959,218	24.32	.11	1.29		1.40		229,388,141
2004	529,468,675	26.44	.11	1.21		1.32		271,710,179
2005	573,979,905	27.65	.28	1.72		2.00		302,381,671
2006	617,167,026	30.05	.58	1.64		2.22		351,924,627
2007	644,822,724	30.15	.52	1.88		2.40		356,551,394
2008	397,353,061	17.79	.36	2.10		2.46		94,752,477
2009	504,029,743	22.32	.33	.32		.65		197,256,447
2010	593,524,167	26.06	.46	.44		.90		281,081,168
2011	574,187,941	24.96	.43	.57		1.00		255,654,966
2012	569,465,087	24.53	.51	.43		.94		247,684,116
2013	648,261,868	26.78	.12	3.58		3.70		305,978,151
2014	649,760,644	26.18	.16	1.59		1.75		293,810,819
2015	582,870,527	23.53	.12	1.86		1.98		229,473,007
2016	674,683,352	27.12	.30	.68		.98		318,524,775
2017	826,331,789	32.86	.28	.72		1.00		460,088,116
2018	765,342,588	30.02	.56	.89		1.45		392,947,674
2019	994,595,051	38.42	.57	.78		1.35		607,489,748
2020	1,036,336,494	39.49	.75	.95		1.70		638,120,894
2021	1,332,590,581	48.87	.92	2.83		3.75		894,323,472

Dividends and distributions for the 25-year period:			$9.04	$38.27		$47.31

*Computed on the basis of the Corporation’s status as a “regulated investment company” for Federal income tax purposes. Dividends from ordinary income include short-term capital gains.

**Includes non-taxable return of capital of $.55.

The Common Stock is listed on the NYSE American under the symbol CET. On December 31, 2021, the closing market price was $44.58 per share.

[5]

To the Stockholders of

Central Securities Corporation:

Financial statements for the year 2021, as reported upon by our independent registered public accounting firm, and other pertinent information are submitted herewith.

Comparative net assets are as follows:

	December 31, 2021	December 31, 2020
Net assets	$1,332,590,581	$1,036,336,494
Net assets per share of Common Stock	48.87	39.49
Shares of Common Stock outstanding	27,266,384	26,240,403

Comparative operating results are as follows:

	Year 2021		Year 2020
Net investment income	$21,810,607		$18,090,322
Per share of Common Stock	.83	*	.70	*
Net realized gain from investment transactions	75,563,512		24,994,234
Increase in net unrealized appreciation of investments	256,202,578		30,631,146
Increase in net assets resulting from operations	353,576,697		73,715,702

*Per-share data are based on the average number of Common shares outstanding during the year.

The Corporation declared two distributions to holders of Common Stock in 2021, $.20 per share paid on June 25 in cash and $3.55 per share paid on December 22 in cash or in additional shares of Common Stock at the stockholder’s option. For Federal income tax purposes, of the $3.75 paid, $.92 represents ordinary income and $2.83 represents long-term capital gains. Separate tax notices have been mailed to stockholders. With respect to state and local taxes, the character of distributions may vary. Stockholders should consult with their tax advisors on this matter.

In the distribution paid in December, the holders of 44% of the outstanding shares of Common Stock elected stock, and they received 1,013,930 Common shares at a price of $40.05 per share.

During 2021, the Corporation did not purchase any shares of its Common Stock. The Corporation may from time to time purchase its Common Stock in such amounts and at such prices as the Board of Directors deems advisable in the best interests of stockholders. Purchases may be made in the open market or in private transactions directly with stockholders.

[6]

Central’s net asset value, adjusted for the reinvestment of distributions to shareholders increased by 35.3% during 2021. Over the same period, Central’s shares returned 49.4%. For comparative purposes, the S&P 500 Index increased by 28.7% while the Russell 2000, a broad index composed of smaller companies increased by 14.8%.

Long-term returns on an annualized basis are shown below.

Years	NAV Return	Market Return	S&P 500
10	14.6%	16.0%	16.5%
20	10.2%	10.5%	9.5%
30	13.4%	14.0%	8.3%
40	13.7%	14.5%	12.7%
50	12.9%	12.5%	11.1%

The ebullient market conditions of 2021 were a continuation of those seen in 2020, fostered by central bank and fiscal policy responses to the global pandemic. In the United States, the money supply as measured by M2 increased by 40% since the start of 2020, short-term interest rates remained near zero, and the Fed’s balance sheet increased to $8.8 trillion from $4.2 trillion at the end of 2019 as the Fed continued to hold down interest rates by buying bonds. Aggressive fiscal policy also continued, with two additional rounds of stimulus checks sent to most taxpayers in January and March 2021.

The policy response to the pandemic was successful in mitigating some of the resultant economic pain. The U.S. unemployment rate declined from over 14% in April 2020 to 3.9% in December 2021, compared with 3.5% in February 2020. Consumer credit quality remained exceptionally strong, with credit card charge-offs remaining below levels seen before the pandemic. Meanwhile, the fatigue and stress of the last two years caused many Americans to reevaluate their priorities: the civilian labor force declined by more than two million workers, while the rate at which employees quit their jobs reached the highest level seen in ten years.

Unprecedented monetary and fiscal stimulus, strong consumer balance sheets and the improving employment situation resulted in strong demand for the goods and services that are available to purchase, while pandemic-related disruptions to the manufacture and distribution of goods continued. These factors produced a notable increase in inflation: the U.S. consumer price index rose by 7% in December, three times the rate seen before the pandemic and the highest level since 1982. In response to the acceleration in inflation, the Federal Reserve began to taper its purchases of treasury and mortgage securities and signaled that it intends to begin raising short-term interest rates in 2022.

Translated, the above means that in 2022 the Fed will be slowly taking the punch bowl away, leading to deflationary asset price pressure even as the economy faces inflationary consumer goods price pressure.

Against this backdrop, Central maintained its strategy of holding equities for the long run. Central’s turnover in 2021 was 9%. We started new positions in AerCap Holdings, the largest lessor of commercial aircraft; II-VI Incorporated, a provider of opto-electronic and laser equipment for communications and industrial uses; Meta Platforms, the parent of Facebook; and MKS Instruments, a provider of equipment used in semiconductor production and laser-based manufacturing. We also added to existing positions in Cogent Communications, MercadoLibre, and Progressive; we made smaller additions to AON plc and Wolfspeed. We exited positions in Alibaba, Wynn Resorts, and Organon, shares of which we received in a spin-off from Merck during the year. We reduced our holdings of Coherent, which agreed to be acquired by II-VI during 2021. We also reduced positions in American Express, Bank of New York Mellon, Capital One, Heritage-Crystal Clean, Hess, Intel, Keysight, Medtronic, Rayonier, and Star Group.

[7]

The most significant positive contributors to Central’s 2021 results, in order of importance were Plymouth Rock, Coherent, Alphabet, Motorola Solutions, and Charles Schwab. Alibaba, Medtronic and MercadoLibre detracted modestly from our results for the year. We include Management’s Discussion of Performance, a new requirement for closed-end investment companies, beginning on page 9.

Central’s largest and most important investment continues to be Plymouth Rock, a privately held company in which we invested in 1982. The Plymouth Rock Group of Companies together write and manage approximately $1.6 billion in personal and commercial auto, homeowners and umbrella insurance premiums in Massachusetts, New Hampshire, Connecticut, New York, New Jersey and Pennsylvania. We currently own 23% of the shares outstanding.

During 2021 Plymouth Rock managed through the continuing challenges of the pandemic, the effects of Hurricane Ida, and the company’s entry into New York and Pennsylvania. A more complete discussion of Plymouth Rock’s 2021 year will be contained in its annual report which we expect will be available in April. The most current annual report may be found at www.plymouthrock.com/about/financial-information/annual-reports.

Central is an independent, internally managed closed-end investment company. Our primary objective is long-term growth of capital through the ownership of equity stakes in a limited number of what we believe are superior companies operating in diverse industries. We invest with a time horizon of at least three to five years. Honest and capable management working in the long-term interest of stockholders is of the utmost importance in our appraisal of investments. Finally, we attempt to purchase investments at a reasonable, if not a bargain price. This approach requires intimate knowledge of the business and management of the companies we own. We believe Central’s ability to take a long-term view is advantageous to our stockholders. A statement of Central’s investment objectives, principal investment policies and the principal risks associated with an investment in Central’s common stock is provided beginning on page 25 of this report.

On December 31, 2021, Wilmot Kidd stepped down as CEO of Central. He will continue as Chairman of the Board and advise John Hill and Andrew O’Neill on the management of Central’s portfolio and the operations of the company.

Stockholder’s inquiries are welcome.

John C. Hill         Wilmot H. Kidd         Andrew J. O’Neill

630 Fifth Avenue
New York, New York 10111
February 2, 2022

[8]

25-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

(unaudited)

CET NAV
CET Market
S&P 500 Index
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Central’s results to December 31, 2021 versus the S&P 500 Index:

Average Annual Total Return	Central’s NAV Return	Central’s Market Return	S&P 500 Index
1 Year	35.26%	49.39%	28.68%
5 Year	18.74%	21.94%	18.46%
10 Year	14.58%	16.00%	16.53%
15 Year	10.64%	11.03%	10.65%
20 Year	10.20%	10.52%	9.51%
25 Year	10.87%	10.63%	9.75%
Value of $10,000 invested for a 25-year period	$131,851	$124,907	$102,305

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested on the payable date of the distribution at the market price or net asset value, as applicable. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation. Total returns do not reflect any transaction costs on investments or the deduction of taxes that investors may pay on distributions or the sale of shares.

The Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) is an unmanaged benchmark of large U.S. corporations that assumes reinvestment of all distributions, and excludes the effect of fees, expenses, taxes, and sales charges.

Performance data represents past performance and does not guarantee future investment results.

[9]

MANAGEMENT DISCUSSION OF PERFORMANCE

The Corporation’s net asset value, adjusted for the reinvestment of distributions to stockholders, increased by 35.3% during 2021 while Central’s shares returned 49.4%. The share return was higher as a result of the Corporation’s trading discount to net asset value narrowing by approximately 8.5 percentage points during 2021. These returns may be compared with the 28.7% return of the S&P 500 Index and the 14.8% of the Russell 2000 Index.

Economic conditions continued to improve during 2021 as a result of the continuation of central bank and fiscal policy responses to the global pandemic. U.S. unemployment declined to 3.9% at year-end from a high of over 14% in April 2020. Consumer credit remained strikingly strong, helped by the additional stimulus checks distributed in January and March 2021, resulting in record-low charge-offs for many credit card issuers. The aggressive policy response to the pandemic, along with strong consumer savings rates, generated strong consumer demand. Travel and entertainment spending rebounded in 2021, although travel spending overall remained below 2019 levels. Meanwhile, pandemic-related impacts to the manufacture and distribution of goods, along with a labor force 2 million workers smaller than January 2020, resulted in difficulties in fulfilling demand. Inflation accelerated throughout the year, and the U.S. consumer price index increased by 7%, the highest seen since 1982.

Against this economic backdrop, the S&P 500 reached another all-time high in 2021, driven by earnings growth and continued multiple expansion of the companies in the index. The price-earnings ratio of the S&P 500 ended the year at 26x, approximately 27% above its ten-year average of 21x. Shares of technology companies continued to perform well during most of 2021, and shares of financial services, real estate and energy companies recovered from a difficult 2020.

Central maintained its approach of investing in a limited number of what we believe to be superior companies operating in diverse industries. We tend to hold these companies for the long-term, participating in the growth of earnings and cash flow over time rather than seeking to add value by trading between companies and sectors. We focus on the bottom-up fundamentals rather than a top-down allocation of investments to economic sectors. Central maintained its significant investment in The Plymouth Rock Company, a privately issued, illiquid security.

Plymouth Rock was the largest positive contributor to Central’s performance in 2021. While Plymouth Rock’s 2021 full year financial information is not yet available, we expect that the company’s book value will increase from the prior year due to the good performance of its equity investments and the avoidance of significant losses from adverse weather events. Further, Plymouth Rock paid two dividends to Central that added to our return.

Other significant contributors to Central’s performance were Coherent, Alphabet and Motorola Solutions. Coherent, a leading producer of laser systems and components, was the subject of acquisition offers from three companies early in the year, and as a result, Coherent returned over 70% for the Corporation during 2021. Coherent ultimately agreed to be acquired by II-VI for $220 in cash and 0.9 shares of II-VI per Coherent share. While the acquisition is expected to be completed in early 2022, Central sold a substantial portion of its Coherent holdings during 2021.

Alphabet, the parent company of Google, provides web-based search, advertising mobile software and other internet services. Alphabet returned 65% for Central in 2021. Alphabet’s 2021 revenues accelerated from 2020 as the proportion of searches with commercial intent increased, particularly benefiting from the rebound in travel and entertainment. Meanwhile, significant operating leverage resulted from the relatively fixed-cost nature of Google’s advertising business, while the operating loss in cloud services improved year-on-year.

[10]

Motorola Solutions is a leading provider of emergency-response and public-safety communication infrastructure, devices, software and services to governments and enterprises globally. The Corporation’s investment in Motorola Solutions returned over 60% in 2021 as orders for the equipment and software it provides rebounded after a pause during 2020.

Central’s investments in financial companies including Charles Schwab, Capital One, American Express, and JPMorgan Chase contributed to performance. Schwab contributed to results as asset growth, potential synergies from its acquisition of TD Ameritrade, and expectations of the potential for higher interest rates boosted its shares. Our bank and card-issuing companies had set aside substantial reserves for credit losses during the pandemic that did not materialize; meanwhile, their revenues increased in 2021 as economic activity resumed.

Among the Corporation’s other large investments, Analog Devices, Progressive, AON, and Keysight each generated positive returns; while Analog and Progressive underperformed the broader stock market, they added to Central’s absolute performance. Analog’s business continued to perform well in 2021, but the stock lagged the S&P 500 following a strong performance in the second half of 2020. Progressive’s combined ratio, a measure of insurance underwriting profitability, deteriorated in 2021 as accident frequency in its key auto insurance business picked up with the resumption of economic activity and more normal driving patterns. AON and Keysight’s businesses accelerated in 2021 as clients normalized spending patterns.

Medtronic was a position that had a negative return in 2021, detracting from the Corporation’s overall performance. The investment returned -8.6% for the Corporation. While Medtronic’s products for heart surgery performed well in 2021, its diabetes business has been the subject of an FDA investigation that could limit sales growth in that area until its issues are resolved.

[11]

TEN LARGEST INVESTMENTS

December 31, 2021

(unaudited)

	Cost (mil.)	Value (mil.)	% of Net Assets	Year First Acquired
The Plymouth Rock Company	$0.7	$292.8	22.0%	1982
Plymouth Rock underwrites and services over $1.6 billion in automobile and homeowner’s insurance premiums in the Northeast. Founded in 1982, it has grown both organically and by acquisition.
Analog Devices, Inc.	5.8	78.2	5.9	1987

Analog Devices designs, manufactures and markets integrated circuits used in analog and digital signal processing and power management. It has $7.3 billion in global product sales to industrial, communications, automotive and consumer end-markets.

Alphabet Inc. Class A	26.0	72.4	5.4	2015
Alphabet provides web-based search, advertising, mobile software and other internet services at global scale. Alphabet’s over $257 billion in revenues are predominantly from advertising.
Motorola Solutions, Inc.	11.9	67.9	5.1	2000

Motorola Solutions, with sales of over $8 billion, is a leading provider of emergency-response and public-safety communication infrastructure, devices, software and services to governments and enterprises globally.

The Charles Schwab Corporation	20.3	50.5	3.8	2016
Charles Schwab provides brokerage, banking and investment services to individuals, advisors and institutions and has $8.1 trillion in client assets. Schwab’s 2021 revenues were $18.5 billion.
AON plc Class A	29.1	45.1	3.4	2020
AON is a professional services provider, comprised of risk, insurance brokerage consulting and human capital advisory services, with $12 billion in revenues.
Progressive Corporation	25.7	44.7	3.4	2015
Progressive underwrites $43 billion in auto, home and other specialty insurance premiums from direct and agent-marketed personal and commercial customers in the U.S.
American Express Company	24.0	44.2	3.3	2015
American Express is a global payment and travel company, offering charge and credit cards and travel services to consumers and businesses. AmEx generates revenues of over $39 billion.
Capital One Financial Corporation	17.6	43.5	3.3	2013
Capital One is one of the 10 largest banks in the U.S., with assets of $425 billion and deposits of over $300 billion.
Keysight Technologies, Inc.	2.3	41.3	3.1	2005
Keysight Technologies offers electronic measurement services using wireless, modular and software solutions with $4.9 billion in revenues.

[12]

DIVERSIFICATION OF INVESTMENTS

December 31, 2021

(unaudited)

				Percent of Net Assets December 31,
	Issues	Cost	Value	2021	2020(a)
Common Stocks:
Insurance Underwriters	2	$26,445,787	$337,419,950	25.3%	25.2%
Technology Hardware and Equipment	5	52,653,742	178,035,950	13.4	12.0
Diversified Financial	4	62,540,747	143,967,000	10.8	11.2
Communications Services	3	72,493,030	129,844,500	9.7	5.9
Semiconductor	3	13,824,938	118,848,550	8.9	10.4
Diversified Industrial	4	32,035,572	84,876,440	6.4	4.9
Health Care	4	39,972,249	65,369,550	4.9	6.4
Real Estate	2	31,947,982	52,132,000	3.9	4.7
Retailing	2	14,424,278	48,139,140	3.6	4.6
Insurance Brokers	1	29,112,181	45,084,000	3.4	3.0
Energy	1	22,022,658	38,125,450	2.9	3.1
Other	3	23,197,194	73,151,300	5.5	5.7
Short-Term Investments	1	16,334,323	16,334,323	1.2	2.7

(a)Certain amounts from 2020 have been reclassified to conform to 2021 presentation.

PRINCIPAL PORTFOLIO CHANGES

October 1 to December 31, 2021

(unaudited)

	Number of Shares
	Purchased	Sold	Held December 31, 2021
AerCap Holdings N.V.	400,000		400,000
The Bank of New York Mellon Corporation		220,000	100,000
Coherent, Inc.		40,000	120,000
Hess Corporation		30,000	515,000
II-VI Incorporated	15,000		335,000
Mercadolibre, Inc.	4,500		8,500
Rayonier Inc.		100,000	700,000
Star Group L.P.		60,000	600,000

[13]

STATEMENT OF INVESTMENTS

December 31, 2021

Shares		Value
COMMON STOCKS 98.7%
	Banks 2.7%
230,000	JPMorgan Chase & Co.	$36,420,500

	Communications Services 9.7%
25,000	Alphabet Inc. Class A (a)	72,426,000
325,000	Cogent Communications Holdings, Inc.	23,783,500
100,000	Meta Platforms Inc. Class A (a)(d)	33,635,000
		129,844,500

	Diversified Financial 10.8%
270,000	American Express Company	44,172,000
100,000	The Bank of New York Mellon Corporation	5,808,000
300,000	Capital One Financial Corporation	43,527,000
600,000	The Charles Schwab Corporation	50,460,000
		143,967,000

	Diversified Industrial 6.4%
400,000	AerCap Holdings N.V. (a)	26,168,000
240,000	Brady Corporation Class A	12,936,000
600,000	Heritage-Crystal Clean, Inc. (a)	19,212,000
54,000	Roper Technologies, Inc.	26,560,440
		84,876,440

	Energy 2.9%
515,000	Hess Corporation	38,125,450

	Health Care 4.9%
90,000	Johnson & Johnson	15,396,300
185,000	Medtronic plc	19,138,250
200,000	Merck & Co., Inc.	15,328,000
300,000	Roche Holding AG ADR	15,507,000
		65,369,550

	Insurance Brokers 3.4%
150,000	AON plc Class A	45,084,000

	Insurance Underwriters 25.3%
28,424	The Plymouth Rock Company Class A (b)(c)	292,767,200
435,000	Progressive Corporation	44,652,750
		337,419,950

[14]

Shares		Value
	Real Estate 3.9%
1,000,000	Kennedy-Wilson Holdings, Inc.	$23,880,000
700,000	Rayonier Inc.	28,252,000
		52,132,000
	Retailing 3.6%
11,000	Amazon.com, Inc. (a)	36,677,740
8,500	Mercadolibre, Inc. (a)	11,461,400
		48,139,140
	Semiconductor 8.9%
445,000	Analog Devices, Inc.	78,217,650
420,000	Intel Corporation	21,630,000
170,000	Wolfspeed, Inc. (a)(e)	19,000,900
		118,848,550
	Software and Services 2.3%
90,000	Microsoft Corporation	30,268,800
	Technology Hardware and Equipment 13.4%
120,000	Coherent, Inc. (a)	31,984,800
335,000	II-IV Incorporated (a)	22,890,550
200,000	Keysight Technologies, Inc. (a)	41,302,000
80,000	MKS Instruments, Inc.	13,933,600
250,000	Motorola Solutions, Inc.	67,925,000
		178,035,950
	Utilities 0.5%
600,000	Star Group, L.P.	6,462,000

	Total Common Stocks (cost $420,670,358)	1,314,993,830
SHORT-TERM INVESTMENTS 1.2%
	Money Market Fund 1.2%
16,334,323	Fidelity Investments Money Market Fund
	Treasury Only Portfolio Class I	16,334,323

	Total Short-Term Investments (cost $16,334,323)	16,334,323

	Total Investments (cost $437,004,681) (99.9%)	1,331,328,153

	Cash, receivables and other assets less liabilities (0.1%)	1,262,428

	Net Assets (100%)	$1,332,590,581

(a)Non-dividend paying.

(b)Affiliate as defined in the Investment Company Act of 1940 and restricted. See Note 5 and Note 6.

(c)Valued based on Level 3 inputs. See Note 2.

(d)Formerly known as Facebook, Inc.

(e)Formerly known as Cree, Inc.

See accompanying notes to financial statements.

[15]

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

Assets:
Investments:
Securities of unaffiliated companies (cost $419,959,758) (Note 2)	$1,022,226,630
Securities of affiliated companies (cost $710,600) (Notes 2, 5 and 6)	292,767,200
Short-term investments (cost $16,334,323) (Note 2)	16,334,323	$1,331,328,153
Cash, receivables and other assets:
Cash	612,861
Dividends receivable	692,482
Operating lease right-of-use asset	197,874
Other assets	123,480	1,626,697
Total Assets		1,332,954,850
Liabilities:
Accrued expenses and other liabilities	166,395
Operating lease liability	197,874
Total Liabilities		364,269
Net Assets		$1,332,590,581
Net Assets are represented by:
Common Stock $1 par value: authorized 40,000,000 shares; issued 27,266,384 (Note 3)		$27,266,384
Surplus:
Paid-in	$407,625,085
Total distributable earnings, including net unrealized appreciation of investments	897,699,112	1,305,324,197
Net Assets		$1,332,590,581
Net Asset Value Per Common Share (27,266,384 shares outstanding)		$48.87

See accompanying notes to financial statements.

[16]

STATEMENT OF OPERATIONS

For the year ended December 31, 2021

Investment Income
Income:
Dividends from affiliated companies (Note 5)	$16,800,858
Dividends from unaffiliated companies (net of foreign withholding taxes of $128,157)	11,735,399
Interest	5,595	$28,541,852

Expenses:
Investment research	3,042,778
Administration and operations	2,033,383
Occupancy and office operating expenses	514,968
Directors’ fees	303,388
Legal, auditing and tax preparation fees	215,166
Information services and software	189,218
Franchise and miscellaneous taxes	102,566
Transfer agent, registrar and custodian fees and expenses	100,561
Stockholder communications and meetings	87,553
Miscellaneous	141,664	6,731,245
Net investment income		21,810,607

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain from unaffiliated companies	75,563,512
Increase in net unrealized appreciation of investments in unaffiliated companies	185,142,578
Increase in net unrealized appreciation of investments in affiliated companies (Note 5)	71,060,000
Net gain on investments		331,766,090
Increase in Net Assets Resulting from Operations		$353,576,697

See accompanying notes to financial statements.

[17]

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended December 31, 2021 and 2020

	2021	2020
From Operations:
Net investment income	$21,810,607	$18,090,322
Net realized gain from investment transactions	75,563,512	24,994,234
Increase in net unrealized appreciation of investments	256,202,578	30,631,146
Increase in net assets resulting from operations	353,576,697	73,715,702
Distributions To Stockholders:
From distributable earnings	(98,414,637)	(43,694,663)
From Capital Share Transactions: (Notes 3 and 8)
Distribution to stockholders reinvested in Common Stock	40,607,897	16,668,277
Issuance of shares of Common Stock to directors and employees	484,130	419,162
Cost of treasury stock purchased	—	(5,367,035)
Increase in net assets from capital share transactions	41,092,027	11,720,404
Total increase in net assets	296,254,087	41,741,443
Net Assets:
Beginning of year	1,036,336,494	994,595,051
End of year	$1,332,590,581	$1,036,336,494

See accompanying notes to financial statements.

[18]

STATEMENT OF CASH FLOWS

For the year ended December 31, 2021

Cash Flows from Operating Activities:
Increase in net assets from operations		$353,576,697
Adjustments to increase in net assets from operations:
Proceeds from securities sold	$131,567,745
Purchases of securities	(107,983,916)
Net decrease in short-term investments	11,606,464
Net realized gain from investments	(75,563,512)
Increase in net unrealized appreciation of investments	(256,202,578)
Non-cash stock compensation	484,130
Reduction of operating lease right-of-use asset	386,965
Depreciation and amortization	7,231
Changes in operating assets and liabilities:
Increase in dividends receivable	(51,799)
Increase in other assets	(13,822)
Increase in accrued expenses and other liabilities	22,119
Decrease in operating lease liability	(386,965)
Total adjustments		(296,127,938)
Net cash provided by operating activities		57,448,759
Cash Flows from Financing Activities:
Dividends and distributions paid	(57,806,740)
Cash used in financing activities		(57,806,740)
Net decrease in cash		(357,981)
Cash at beginning of year		970,842
Cash at end of year		$612,861

Supplemental Disclosure of Cash Flow Information:
Non-cash financing activities not included herein consist of:
Reinvestment of dividends and distributions to stockholders	$40,607,897
Issuance of shares of Common Stock to directors and employees	$484,130

See accompanying notes to financial statements.

[19]

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies—Central Securities Corporation (the “Corporation”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

Security Valuation—Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Investments in money market funds are valued at net asset value per share. Other short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

Federal Income Taxes—It is the Corporation’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its stockholders. Management has analyzed positions taken on the Corporation’s tax returns and has determined that no provision for income taxes is required in the accompanying financial statements. The Corporation’s Federal, state and local tax returns for the current and previous three fiscal years remain subject to examination by the relevant taxing authorities.

Use of Estimates—The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results may differ from those estimates.

Leases—The Corporation recognizes operating leases on its statement of assets and liabilities at the lease commencement date as (1) a liability representing its obligation to make lease payments over the lease term and (2) a corresponding right-of-use (“ROU”) asset for its right to use the underlying asset over the lease term. The lease liability is measured at the inception of the lease at the present value of the unpaid fixed and certain variable lease payments using the rate of interest the Corporation would have paid on a collateralized basis to borrow an amount equal to the lease payments under similar terms. Lease expense for fixed lease payments is recognized on a straight-line basis over the lease term and is included in Occupancy and office operating expenses in the Statement of Operations. Variable payments for increases in operating expenses and real estate taxes are expensed as incurred and also are included in Occupancy and office operating expenses. See Note 9.

Other—Security transactions are accounted for as of the trade date, and cost of securities sold is determined by specific identification. Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is accrued daily.

2. Fair Value Measurements—The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•Level 1—Quoted prices in active markets for identical investments;

•Level 2—Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;

•Level 3—Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

[20]

NOTES TO FINANCIAL STATEMENTS — Continued

The Corporation’s investments as of December 31, 2021 are classified as follows:

	Level 1	Level 2	Level 3	Total Value
Common stocks	$1,022,226,630	—	$292,767,200	$1,314,993,830
Short-term investments	16,334,323	—	—	16,334,323
Total	$1,038,560,953	—	$292,767,200	$1,331,328,153

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2020	$221,707,200
Change in unrealized appreciation of investments in affiliated companies included in increase in net assets from operations	71,060,000
Balance as of December 31, 2021	$292,767,200

Unrealized appreciation of Level 3 investments still held as of December 31, 2021 increased during the year by $71,060,000, which is included in the above table.

In valuing the Plymouth Rock Level 3 investment as of December 31, 2021, management considered Plymouth Rock’s financial condition and results of operations, the insurance industry outlook, and any transactions in Plymouth Rock’s shares. Management used significant unobservable inputs to develop a range of values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.7–1.5; average: 1.1); price-to-historical earnings (range: 11.7–42.3; average: 23.5); and price-to-forward earnings estimates (range: 11.5–32.8; average: 20.8). Management also used Plymouth Rock’s book value and a discounted cash flow model based on a forecasted return on equity of approximately 11% and a cost of capital of approximately 10%. The average of these values was then discounted for lack of marketability and control of the Plymouth Rock shares. Management considered a discount range of 30% to 40%, a range management believes market participants would apply. Management presented and discussed the above information with the Corporation’s directors, who approved the value for the investment.

Increases (decreases) in the price-to-book value multiple, price-to-historical earnings multiple, price-to-forward earnings estimate multiple, return on equity rate and book value in isolation would result in a higher (lower) range of fair values. Increases (decreases) in the discount for lack of marketability and control or cost of capital in isolation would result in a lower (higher) range of fair values.

3. Common Stock and Dividend Distributions—The Corporation did not purchase any shares of its Common Stock in 2021. It may from time to time purchase Common Stock in such amounts and at such prices as the Board of Directors may deem advisable in the best interests of the stockholders. Purchases will only be made at less than net asset value per share, thereby increasing the net asset value of shares held by the remaining stockholders. Shares so acquired may be held as treasury stock available for stock distributions, or may be retired.

The Corporation declared two distributions to holders of Common Stock in 2021, $.20 per share paid on June 25 in cash and $3.55 per share paid on December 22 in cash or in additional shares of Common Stock at the stockholder’s option. In connection with the December 22 distribution, 1,013,930 shares of Common Stock were issued at a price of $40.05 per share.

The tax character of dividends and distributions paid during the year was ordinary income, $24,144,391 and long-term capital gain $74,270,246; for 2020, it was $19,278,182 and $24,416,481, respectively. As of December 31, 2021, for tax purposes, undistributed ordinary income was $865,039 and undistributed long-term realized capital gain was $2,699,589. Dividends and distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Financial statements are adjusted for permanent book-tax differences; for the year ended December 31, 2021 such adjustments were approximately $442,000 primarily due to non-deductible employee compensation.

[21]

NOTES TO FINANCIAL STATEMENTS — Continued

4. Investment Transactions—The aggregate cost of securities purchased and the aggregate proceeds of securities sold during the year ended December 31, 2021, excluding short-term investments, were $107,983,916 and $131,567,745, respectively.

As of December 31, 2021, the tax cost of investments was $437,004,681. Net unrealized appreciation was $894,323,472 consisting of gross unrealized appreciation and gross unrealized depreciation of $894,323,472 and $0, respectively.

5. Affiliated Companies—Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of the company’s outstanding voting securities. During the year ended December 31, 2021, unrealized appreciation from the Corporation’s investment in Plymouth Rock increased by $71,060,000 and the Corporation received dividends of $16,800,858 from Plymouth Rock. The Chairman of the Corporation is a director of Plymouth Rock. The Chief Executive Officer and President of the Corporation is a director of certain subsidiaries of Plymouth Rock.

6. Restricted Securities—The Corporation may from time to time invest in securities the resale of which is restricted. On December 31, 2021, the Corporation’s restricted securities consisted of 28,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $710,600. This security had an estimated fair value of $292,767,200 at December 31, 2021, which was equal to 22.0% of the Corporation’s net assets. The Corporation does not have the right to demand registration of this security.

7. Bank Line of Credit—The Corporation has entered into a $25 million uncommitted, secured revolving line of credit with UMB Bank, n.a. (“UMB”), the Corporation’s custodian. All borrowings are payable on demand of UMB. Interest on any borrowings is payable monthly at a rate based on the federal funds rate, subject to a minimum annual rate of 2.50%. No borrowings were made during the year ended December 31, 2021.

8. Compensation and Benefit Plans—The aggregate remuneration paid to all officers during the year ended December 31, 2021 was $4,115,240.

Officers and other employees participate in a 401(k) profit sharing plan. The Corporation has agreed to contribute 3% of each participant’s qualifying compensation to the plan, which is immediately vested. Contributions in excess of 3% may be made at the discretion of the Board of Directors and vest after three years of service. During the year ended December 31, 2021, the Corporation contributed $262,093 to the plan, which represented 15% of total qualifying compensation.

The Corporation maintains an incentive compensation plan (the “2012 Plan”) which permits the granting of awards of unrestricted stock, restricted stock, restricted stock units and cash to full-time employees and non-employee directors of the Corporation. The 2012 Plan provides for the issuance of up to 1,000,000 shares of the Corporation’s Common Stock over the ten-year life of the 2012 Plan, of which 895,654 remain available for future grants at December 31, 2021. The 2012 Plan limits the amount of shares that can be awarded to any one person in total or within a certain time period. Any award made under the 2012 Plan may be subject to performance conditions. The 2012 Plan is administered by the Corporation’s Compensation and Nominating Committee. The 2012 Plan is scheduled to expire in March 2022.

A summary of awards of unrestricted shares of Common Stock granted and issued in 2021 is presented below. The fair value of unrestricted stock is the average of the high and low prices of the Corporation’s Common Stock on the grant date.

	Officers and employees	Non-employee directors
Number of shares granted	14,282	3,500
Number of shares surrendered for withholding taxes	(5,731)	n/a
Number of shares issued	8,551	3,500
Weighted average grant date fair value	$41.31	$37.40

[22]

NOTES TO FINANCIAL STATEMENTS — Continued

Pursuant to the terms of the 2012 Plan, each non-employee director is awarded 500 shares of vested unrestricted Common Stock at initial election to the Board of Directors and annually after re-election at the Corporation’s annual meeting. The aggregate value of these awards made in 2021 was $130,888. This amount plus cash payments of $172,500 made to all non-employee directors are included in Directors’ fees expense in the accompanying Statement of Operations.

9. Operating Lease—The Corporation leases office space under a lease that was amended effective July 1, 2019 to extend the lease term until June 30, 2022. The lease includes fixed payments for occupancy and certain utilities and variable payments relating to the Corporation’s share of increases in building operating expenses and real estate taxes.

The lease extension is accounted for as a separate contract, and the Corporation determined that the lease is an operating lease. The Corporation elected not to separate lease and non-lease components of the contract in measuring its lease liability. As of the effective date of the lease extension, the Corporation measured its lease liability and corresponding ROU asset at $1,143,975, which was the present value of the fixed payments under the contract using a discount rate of 3.00%.

Total lease expense for the year ended December 31, 2021 was $454,364 including $398,223 of operating lease cost and $56,141 of variable lease cost.

Fixed amounts due under the lease as of December 31, 2021 are as follows:

2022	$199,111
Less imputed interest	(1,237)
Total lease liability	$197,874

[23]

FINANCIAL HIGHLIGHTS

The following table shows per share operating performance data, total returns, ratios and supplemental data for each year in the five-year period ended December 31, 2021. This information has been derived from information contained in the financial statements and market price data for the Corporation’s shares.

The Corporation’s total returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of all distributions. Distributions that are payable only in cash are assumed to be reinvested at the market price or net asset value, as applicable, on the payable date of the distribution. Distributions that may be taken in shares are assumed to be reinvested at the price designated by the Corporation.

	2021	2020	2019	2018	2017
Per Share Operating Performance:
Net asset value, beginning of year	$39.49	$38.42	$30.02	$32.86	$27.12
Net investment income (a)	.83	.70	.47	.54	.28
Net realized and unrealized gain (loss) on securities (a)	12.64	2.20	9.38	(1.91)	6.52
Total from investment operations	13.47	2.90	9.85	(1.37)	6.80
Less:
Dividends from net investment income	.86	.70	.47	.55	.27
Distributions from capital gains	2.89	1.00	.88	.90	.73
Total distributions	3.75	1.70	1.35	1.45	1.00
Net change from capital share transactions	(.34)	(.13)	(.10)	(.02)	(.06)
Net asset value, end of year	$48.87	$39.49	$38.42	$30.02	$32.86
Per share market value, end of year	$44.58	$32.64	$33.10	$24.83	$27.40
Total return based on market (%)	49.39	4.12	39.03	(4.51)	30.55
Total return based on NAV (%)	35.26	8.39	33.31	(3.88)	25.63
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,332,591	$1,036,336	$994,595	$765,343	$826,332
Ratio of expenses to average net assets (%)	.54	.66	.66	.69	.75
Ratio of net investment income to average net assets (%)	1.75	1.94	1.32	1.63	.92
Portfolio turnover rate (%)	9.12	11.93	7.00	8.04	6.03

(a)Based on the average number of shares outstanding during the year.

See accompanying notes to financial statements.

[24]

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders of
Central Securities Corporation:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Central Securities Corporation (the “Corporation”), including the statement of investments, as of December 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Corporation as of December 31, 2021, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian or the investee directly. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We or our predecessor firms have served as the Corporation’s auditor since 1930.

New York, New York
February 3, 2022

[25]

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT POLICIES,
AND PRINCIPAL RISKS

Investment Objective and Principal Investment Policies

The Corporation’s investment objective is long-term growth of capital. Income received from investments is a secondary consideration.

In pursuing its investment objective, the Corporation invests primarily in equity securities that it believes are undervalued at the time of purchase and have the potential for growth. It is Central’s goal to own companies that it believes will generate superior returns when compared with the broad market and preserve the Corporation’s capital in an inflationary environment. A guiding principle is the consideration of equity securities as units of ownership of a business and the purchase of them when the price appears to be low in relation to the value of the total enterprise. The Corporation’s objective may be changed without a vote of a majority of the Corporation’s voting securities.

Central owns a limited number of companies, and it invests for the long-term. Honest management working in the interests of all shareholders is of the utmost importance in the appraisal of investments. The Corporation may sell securities for a variety of reasons, including excessive valuation, deteriorating results or to redeploy assets into more promising opportunities.

The Corporation is not restricted as to the types of securities (e.g., equity, fixed income) in which it invests. The Corporation may invest in securities of issuers with any market capitalization. The Corporation is not required to be fully invested in securities and generally maintains a portion of its total assets in cash and securities considered to be cash equivalents.

The Corporation has not adopted the practice of concentrating its investments in any particular industry or group of industries and does not contemplate changing its policy or restricting its field of investment. The Corporation is permitted to borrow money, subject to the limits of the Investment Company Act of 1940, as amended. These are fundamental policies and may not be changed without a vote of a majority of the Corporation’s voting securities.

The Corporation also has fundamental policies relating to the issuance of senior securities, the underwriting of securities of other issuers, the purchase or sale of real estate, the purchase or sale of commodities or commodity contracts, and the making of loans. These policies may not be changed without a vote of a majority of the Corporation’s voting securities. The Corporation has a non-fundamental policy permitting it to engage in the writing, sale and purchase of options and may make short sales. The Corporation has not utilized these policies in recent years and does not contemplate using any one of them in an amount greater than 5% of the Corporation’s assets unless stockholders are notified of such intention at least 60 days in advance.

Principal Risks

As with any investment, you could lose all or part of your investment in the Corporation, and the Corporation’s investment performance could trail that of other investments. Investment in the Corporation is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Corporation’s net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective.

An investment in the Corporation is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[26]

The Corporation has a substantial portion of its assets invested in the common stock of The Plymouth Rock Company Incorporated, a privately issued, illiquid security.  The investment in Plymouth Rock is subject to many of the risks described further below.

Market Risk. The market values of the Corporation’s investments may decline, perhaps sharply and unpredictably, or fail to rise, for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and public health events and crises.

Active Management Risk. Performance of individual securities can vary widely. The investment decisions of management of the Corporation may cause the Corporation to underperform other investments or benchmark indices. The Corporation may also underperform other investment companies with similar investment objectives or strategies. Management may be incorrect in assessing a particular industry or company. An issuer in which the Corporation invests may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Corporation’s performance. The Corporation may not buy securities at the lowest possible prices or sell securities at the highest possible prices.

Non-Diversification Risk. The Corporation is a “non-diversified” investment company, meaning that it invests its assets in a smaller number of companies than many other funds. As a result, your investment in the Corporation has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Corporation’s NAV.

Sector Risk. At times, the Corporation may have a significant portion of its assets invested in securities of companies conducting business within one or more broad economic sectors. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Corporation more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. In addition, at times, an economic sector that the Corporation is invested in may be out of favor and underperform other sectors or the market as a whole.

Illiquid Investments Risk. The Corporation may invest a significant portion of its net assets in illiquid investments. An illiquid investment is any investment that the Corporation reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Corporation holds illiquid investments, the illiquid investments may reduce the returns of the Corporation because the Corporation may be unable to transact at advantageous times or prices. An inability to sell securities, at the Corporation’s desired price or at all, can adversely affect the Corporation’s value or prevent the Corporation from being able to take advantage of other investment opportunities.

Privately Issued Securities Risk. The Corporation may invest in privately issued securities. Privately issued securities are securities that have not been registered under the Securities Act of 1933, as amended, and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Corporation.

Valuation Risk. The price the Corporation could receive upon the sale of a security or other asset may differ from the Corporation’s valuation of the security or other asset, particularly for securities or other assets for which there is no public market, that trade in low volume or volatile markets, or that are valued using an estimated fair

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value methodology. In addition, the value of the securities or other assets in the Corporation’s portfolio may change on days or during time periods when stockholders will not be able to purchase or sell the Corporation’s shares.

Market Price of Shares Risk. Shares of common stock of closed-end investment companies like the Corporation often trade in the market at prices lower than (discount to) or higher than (premium to) their NAV. The Corporation cannot predict whether its listed stock will trade at, below or above NAV. Market price risk is a risk separate and distinct from the risk that the Corporation’s NAV will decrease. The Corporation’s shares have generally traded at a discount to the Corporation’s NAV.

In addition to NAV, the market price of shares may be affected by such factors as the Corporation’s dividend and distribution levels and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions, and other factors.

Leverage Risk. The Corporation may borrow money from banks or financial institutions. The Corporation may borrow money to make additional investments or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends or other distributions and the settlement of securities transactions that otherwise might require untimely dispositions of the Corporation’s holdings. The use of borrowed money is known as “leverage.”

The use of leverage creates certain risks for the Corporation’s stockholders, including the greater likelihood of higher volatility of the Corporation’s return, its NAV and the market price of its Common Stock. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Corporation’s return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Corporation incurs capital losses, the return of the Corporation will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders could be reduced or potentially eliminated. The Corporation also may be required to sell investments in order to make interest or principal payments on borrowings used for leverage when it may be disadvantageous to do so.

Stockholder Concentration Risk. A significant portion of the Corporation’s shares are held by a private foundation. This may result in a decreased market for the Corporation’s shares or in downward pressure on the market price of the Corporation’s shares if the foundation decided to sell all or a significant portion of its holding. Either of these factors may lead to the Corporation’s shares trading at a lower price or at a larger discount to net asset value.

Dependence on Key Personnel Risk. The Corporation is internally-managed and has a small number of employees. The loss of the services of certain key employees without suitable replacement may adversely affect the operation of the Corporation.

Status as a Regulated Investment Company. The Corporation has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code. Qualification requires, among other things, compliance by the Corporation with certain distribution and investment requirements. Failure by the Corporation to qualify as a regulated investment company could result in the Corporation paying corporate income taxes which would reduce the Corporation’s investment performance.

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OTHER INFORMATION

Direct Registration

The Corporation utilizes direct registration, a system that allows for book-entry ownership and the electronic transfer of the Corporation’s shares. Stockholders may find direct registration a convenient way of managing their investment. Stockholders wishing certificates may request them.

A pamphlet which describes the features and benefits of direct registration, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Computershare Trust Company at 1-800-756-8200, calling the Corporation at 1-866-593-2507 or visiting our website: www.centralsecurities.com under Contact Us.

Proxy Voting Policies and Procedures

The policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities and the Corporation’s proxy voting record for the twelve-month period ended June 30, 2021 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-866-593-2507), (2) on the Corporation’s website at www.centralsecurities.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Quarterly Portfolio Information

The Corporation files its complete schedule of portfolio holdings with the SEC for the first and the third quarter of each fiscal year on Form N-PORT. The Corporation’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Privacy Policy

In order to conduct its business, the Corporation, through its transfer agent, Computershare Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record in connection with their transactions in shares of our securities. This information includes the shareholder’s address, tax identification number and number of shares. We do not collect or maintain personal information about stockholders whose shares are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about our stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Securities Exchange Act of 1934. You can identify forward-looking statements by words such as “believe,” “expect,” “may,” “anticipate,” and other similar expressions when discussing prospects for particular portfolio holdings and/or markets, generally. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. We cannot assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

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SUMMARY OF CHANGE IN PORTFOLIO MANAGEMENT

The following information is a summary of certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased shares of the Corporation.

Effective January 1, 2022, Wilmot Kidd will no longer be primarily responsible for the day-to-day management of the Corporation’s investment portfolio. John Hill, Chief Executive Officer and President of the Corporation, will assume this responsibility. Mr. Hill has worked closely with Mr. Kidd in managing the portfolio since 2016 when he joined the Corporation. See page 30 for a summary of Mr. Hill’s background.

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BOARD OF DIRECTORS AND OFFICERS

Name (age)	Principal Occupation (last five years) and position with the Corporation (if any)	Other Public Company Directorships held by Directors
Independent Directors
L. PRICE BLACKFORD (70) Director since 2012	Managing Director, Scott-Macon Group, Inc. (investment banking)	None
SIMMS C. BROWNING (81) Director since 2005	Retired since 2003; Vice President, Neuberger Berman, LLC (asset management) prior thereto	None
DONALD G. CALDER (84) Director since 1982	Chairman, Clear Harbor Asset Management, LLC 2010-2020; President, G.L. Ohrstrom & Co. Inc. (private investment firm) prior thereto	Brown-Forman Corporation (beverages); Carlisle Companies (industrials) and Roper Technologies, Inc. (manufacturing), each prior to 2010
DAVID C. COLANDER (74) Director since 2009	Professor of Economics, Middlebury College	None
JAY R. INGLIS (87) Director since 1973	Retired since 2014; Vice President and General Counsel, International Claims Management, Inc. prior thereto	None
DAVID R. POPPE (57) Director since 2020	President, Giverny Capital Asset Management since 2020; Private Investor, 2019; Chief Executive Officer, Ruane, Cuniff & Goldfarb (asset management) prior thereto	None
Interested Directors
JOHN C. HILL (48) Director since 2021	Chief Executive Officer, Central Securities Corporation; President since 2018; Vice President, 2016-2018; Analyst, Davis Advisors, prior thereto	None
WILMOT H. KIDD (80) Director since 1972	Chairman, Central Securities Corporation; Chief Executive Officer, 2018-2021; President, 1973-2018	Silvercrest Asset Management Group, Inc. (2013-2020)
WILMOT H. KIDD IV (42) Director since 2017	Independent photographer, cinematographer and film producer	None
Other Officers
MARLENE A. KRUMHOLZ (58)	Vice President since 2009 and Secretary since 2001
ANDREW J. O’NEILL (49)	Vice President since 2011, Investment Analyst since 2009
LAWRENCE P. VOGEL (65)	Treasurer since 2010 and Vice President since 2009

The Corporation is a stand-alone investment company. The address of each Director and officer is c/o Central Securities Corporation, 630 Fifth Avenue, New York, New York 10111. All Directors serve for a term of one year and are elected by stockholders at the Corporation’s annual meeting. Officers serve at the pleasure of the Board of Directors.

BOARD OF DIRECTORS

Wilmot H. Kidd, Chairman
L. Price Blackford, Lead Independent Director
Simms C. Browning
Donald G. Calder
David C. Colander
John C. Hill
Jay R. Inglis
Wilmot H. Kidd IV
David M. Poppe

OFFICERS

John C. Hill, Chief Executive Officer and President
Marlene A. Krumholz, Vice President and Secretary
Andrew J. O’Neill, Vice President
Lawrence P. Vogel, Vice President and Treasurer

OFFICE

630 Fifth Avenue
New York, NY 10111
212-698-2020
866-593-2507 (toll-free)
www.centralsecurities.com

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 505000, Louisville, KY 40233
800-756-8200
www.computershare.com/investor

CUSTODIAN

UMB Bank, n.a.
Kansas City, MO

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
New York, NY

(b) Not applicable.

Item 2. Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.
(b)	No information need be disclosed pursuant to this paragraph.
(c)	Not applicable.
(d)	The registrant has not granted any waivers, including implicit waivers from a provision of this code of ethics.
(e)	Not applicable.
(f)	This code of ethics is filed as an attachment on this form.

Item 3. Audit Committee Financial Experts.

(a)	The Board of Directors of the Corporation has determined that none of the members of its Audit Committee meet the definition of “Audit Committee Financial Expert” as the term has been defined by the Securities and Exchange Commission (“SEC”). The Board of Directors considered the possibility of adding a member that would qualify as an Audit Committee Financial Expert, but has determined that the Audit Committee collectively has sufficient expertise to perform its duties. In addition, the Audit Committee’s charter authorizes the Audit Committee to engage a financial expert should it determine that such assistance is required.

Item 4. Principal Accountant Fees and Services.

	2021		2020
Audit fees	$120,500	(1)	$109,000	(1)
Audit-related fees	0		0
Tax fees	26,400	(2)	24,200	(2)
All other fees	0		0
Total fees	$146,900		$133,200

(1)	Includes fees for review of the semi-annual report to stockholders and audit of the annual report to stockholders.
(2)	Includes fees for services performed with respect to tax compliance and tax planning.

Pursuant to its charter, the Audit Committee is responsible for recommending the selection, approving compensation and overseeing the independence, qualifications and performance of the independent accountants. The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor’s independence; whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Corporation; and whether the service could enhance the Corporation’s ability to manage or control risk or improve audit quality. The Audit Committee may delegate pre-approval authority to one or more of its members. Any pre-approvals by a member under this delegation are to be reported to the Audit Committee at its next scheduled meeting.

All of the non-audit and tax services provided by KPMG LLP for fiscal year 2021 (described in the footnotes to the table above) and related fees were approved in advance by the Audit Committee or by a member of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

Item 5. Audit Committee of Listed Registrants. The registrant has a separately-designated standing audit committee. Its members are: L. Price Blackford, Simms C. Browning, Donald G. Calder, David C. Colander, Jay R. Inglis and David M. Poppe.

Item 6. Investments.

(a) Schedule is included as a part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclose Proxy Voting Policies and Procedures for Closed-End Management Companies.

CENTRAL SECURITIES CORPORATION

PROXY VOTING GUIDELINES

Central Securities Corporation is involved in many matters of corporate governance through the proxy voting process. We exercise our voting responsibilities with the primary goal of maximizing the long-term value of our investments. Our consideration of proxy issues is focused on the investment implications of each proposal.

Our management evaluates and votes each proxy ballot that we receive. We do not use a proxy voting service. Our Board of Directors has approved guidelines in evaluating how to vote a particular proxy ballot. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as longer term strategic planning, subject to the oversight of the company’s board of directors. Our guidelines are based on the belief that a company’s shareholders have a responsibility to evaluate company performance and to exercise the rights and duties pertaining to ownership.

When determining whether to invest in a particular company, one of the key factors we consider is the ability and integrity of its management. As a result, we believe that recommendations of management on any issue, particularly routine issues, should be given substantial weight in determining how proxies should be voted. Thus, on most issues, our votes are cast in accordance with the company’s recommendations. When we believe management’s recommendation is not in the best interest of our stockholders, we will vote against management’s recommendation.

Due to the nature of our business and our size, it is unlikely that conflicts of interest will arise in our voting of proxies of public companies. We do not engage in investment banking nor do we have private advisory clients or any other businesses. In the unlikely event that we determine that a conflict does arise on a proxy voting issue, we will defer that proxy vote to our independent directors.

We have listed the following, specific examples of voting decisions for the types of proposals that are frequently presented. We generally vote according to these guidelines. We may, on occasion, vote otherwise when we believe it to be in the best interest of our stockholders:

Election of Directors – We believe that good governance starts with an independent board, unfettered by significant ties to management, in which all members are elected annually. In addition, key board committees should be entirely independent.

●	We support the election of directors that result in a board made up of a majority of independent directors who do not appear to have been remiss in the performance of their oversight responsibilities.
●	We will withhold votes for non-independent directors who serve on the audit, compensation or nominating committees of the board.
●	We consider withholding votes for directors who missed more than one-fourth of the scheduled board meetings without good reason in the previous year.
●	We generally oppose the establishment of classified boards of directors and will support proposals that directors stand for election annually.
●	We generally oppose limits to the tenure of directors or requirements that candidates for directorships own large amounts of stock before being eligible for election.

Compensation - We believe that appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. We are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features without offsetting advantages to the company’s shareholders.

We evaluate proposals related to compensation on a case-by case basis.

●	We generally support stock option plans that are incentive based and not excessive.
●	We generally oppose the ability to re-price options without compensating factors when the underlying stock has fallen in value.
●	We support measures intended to increase the long-term stock ownership by executives including requiring stock acquired through option exercise to be held for a substantial period of time.

●	We generally support stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for not less than 85% of their market value.
●	We generally oppose change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements which benefit management and would be costly to shareholders if triggered.

Corporate Structure and Shareholder Rights - We generally oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. We support proposals when management can demonstrate that there are sound financial or business reasons.

●	We generally support proposals to remove super-majority voting requirements and oppose amendments to bylaws which would require a super-majority of shareholder votes to pass or repeal certain provisions.
●	We will evaluate proposals regarding shareholders rights plans (“poison pills”) on a case-by-case basis considering issues such as the term of the arrangement and the level of review by independent directors.
●	We will review proposals for changes in corporate structure such as changes in the state of incorporation or mergers individually. We generally oppose proposals where management does not offer an appropriate rationale.
●	We generally support share repurchase programs.
●	We generally support the general updating of or corrective amendments to corporate charters and by-laws.
●	We generally oppose the elimination of the rights of shareholders to call special meetings.

Approval of Independent Auditors – We believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely related activities that do not, in the aggregate, raise the appearance of impaired independence.

●	We generally support management’s proposals regarding the approval of independent auditors.
●	We evaluate on a case-by-case basis instances in which the audit firm appears to have a substantial non-audit relationship with the company or companies affiliated with it.

Social and Corporate Responsibility Issues - We believe that ordinary business matters are primarily the responsibility of management and should be approved solely by the corporation’s board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally vote with management on these types of proposals, although we may make exceptions in certain instances where we believe a proposal has substantial economic implications.

●	We generally oppose shareholder proposals which apply restrictions related to social, political, or special interest issues which affect the ability of the company to do business or be competitive and which have significant financial impact.
●	We generally oppose proposals which require that the company provide costly, duplicative, or redundant reports, or reports of a non-business nature.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. As of the date of this filing, Mr. John C. Hill, Chief Executive Officer and President, and Mr. Andrew J. O’Neill, Vice President, manage the Corporation’s investments. Mr. Wilmot H. Kidd, who had served as Chief Executive Officer since 2018 and as President from 1973 to 2018, stepped down as Chief Executive Officer effective December 31, 2021. Mr. Hill joined the Corporation as a Vice President in 2016 and was elected President in 2018. He had previously worked as an investment analyst with Davis Selected Advisers LP since 2009. Mr. O’Neill joined the Corporation in 2009, and was elected Vice President in 2011. Mr. Hill and Mr. O’Neill do not manage any other accounts, and accordingly, the Registrant is not aware of any material conflicts with their management of the Corporation’s investments.

Mr. Kidd’s, Mr. Hill’s and Mr. O’Neill’s compensation consists primarily of a fixed base salary and a bonus. All or a portion of their bonus may be paid in shares of stock of the Corporation. Their compensation is reviewed and approved annually by the Compensation and Nominating Committee of the Board of Directors (the “Committee”), which is comprised solely of independent directors. Their compensation may be adjusted from year to year based on the Committee’s perception of overall performance and their management responsibilities.

Each of Mr. Kidd’s, Mr. Hill’s and Mr. O’Neill’s bonus in 2021 was at the discretion of the Committee. Mr. Kidd, Mr. Hill and Mr. O’Neill also participate in the Corporation’s 401k Profit Sharing Plan, pursuant to which the Corporation contributed a percentage of their eligible compensation.

As of December 31, 2021, the value of Mr. Hill’s and Mr. O’Neill’s investment in Central Securities common stock each exceeded $1 million.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 (July 1 through July 31)	0	NA	NA	NA
Month #2 (August 1 through August 31)	0	NA	NA	NA
Month #3 (September 1 through September 30)	0	NA	NA	NA
Month #4 (October 1 through October 31)	0	NA	NA	NA
Month #5 (November 1 through November 30)	0	NA	NA	NA
Month #6 (December 1 through December 31)	0	NA	NA	NA
Total	0	NA	NA	NA

Item 10. Submission of Matters to a Vote of Security Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as set forth in the Corporation’s proxy statement dated February 8, 2022.

Item 11. Controls and Procedures.

(a) The Principal Executive Officer and Principal Financial Officer of Central Securities Corporation (the “Corporation”) have concluded that the Corporation’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of this report based on their evaluation of the Disclosure Controls and Procedures.

(b) There have been no changes in the Corporation’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Corporation’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 13. Exhibits.

(a)	(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. Attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act. Attached hereto.

(3)	Not Applicable.

(4)	Not Applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Central Securities Corporation

By:	/s/ John C. Hill

John C. Hill

Chief Executive Officer

February 10, 2022

Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capabilities and on the dates indicated.

By:	/s/ John C. Hill

John C. Hill

Chief Executive Officer

February 10, 2022

Date

By:	/s/ Lawrence P. Vogel

Lawrence P. Vogel

Vice President and Treasurer

February 10, 2022

Date